Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure [Text Block]	LTIP awards are typically granted on the date the Compensation Committee approves them, usually during its first-quarter meeting in March of each fiscal year. When awards are granted in March, it is typically after the Company files its Annual Report on Form 10-K for the prior fiscal year. If an event requires public disclosure around that time, the Company may delay granting equity awards until the information is shared with the market. Details about the grant date for 2025 awards can be found in “Executive Compensation Tables — Grants of Plan-Based Award Table” under this Proposal 3.
Award Timing Method [Text Block]	LTIP awards are typically granted on the date the Compensation Committee approves them, usually during its first-quarter meeting in March of each fiscal year.
Award Timing Predetermined [Flag]	true